SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 March 18, 2008
                             ----------------------
                Date of Report (Date of earliest event reported)


                                SOYO GROUP, INC.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


         Nevada                       333-42036                   95-4502724
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
    of incorporation)                                        Identification No.)


                            1420 South Vintage Avenue
                         Ontario, California 91761-3646
          (Address of principal executive offices, including zip code)


                                 (909) 292-2500
              (Registrant's telephone number, including area code)


                                       N/A
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

Item 4.02 Non Reliance on Previously Issued Financial Statements or a Related Audit or Completed Interim Review


On or about March 18, 2008, SOYO Group Inc. (the "Company") determined that certain items on the audited consolidated financial statements of the Company included in the Company's Form 10-K/A for the year ended December 31, 2006 filed on August 7, 2007 should no longer be relied upon based on reasons as described below.

Soyo Group, Inc. (the "Company") is filing this Amendment No. 2 to its Annual Report on Form 10-K for the year ended December 31 2006 (the "December 31, 2006 10-K"), which was originally filed on March 30, 2007, and amended on August 7, 2007. This Amendment No. 2 is being filed to restate the Company's financial statements for the year ended December 31 2006, which overstated total assets and net income.

Nancy Chu, CFO, communicated to our independent auditors, Vasquez & Company LLP, management and our Audit Committee that the Company inadvertently made an error in preparing the financial statements. In 2006, the Company recognized a deferred income tax asset in reflecting the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The resulting deferred tax asset was carried on the Company's balance sheet without a valuation allowance. The Company now believes that the appropriate treatment of the asset includes a valuation allowance to reduce the carrying amount to zero. The additional income taxes payable have been recorded as an accrued liability.

The Company's CEO and CFO agreed to restate the financial statements for the period and have filed the amended Form 10-K.

The Company has discussed the matters disclosed under Item 4.02 in this current report on Form 8-K with Vasquez & Co., LLP, the Company's independent registered public accounting firm.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            SOYO GROUP, INC.
                                            (Registrant)




Date:  March 18, 2008                       By:    /s/ MING CHOK
     ----------------                          ---------------------------
                                               Ming Chok, CEO



Date:  March 18, 2008                       By:    /s/ NANCY CHU
     ----------------                          ---------------------------
                                               Nancy Chu, CFO